UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2021

ALLIED ESPORTS ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38266	82-1659427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17877 Von Karman Avenue, Suite 300

Irvine, California, 92614

(Address of Principal Executive Offices) (Zip Code)

(949) 265-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AESE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer and Secretary

On October 11, 2021, Allied Esports Entertainment, Inc. (the “Company”) appointed Roy Anderson as its Chief Financial Officer and Secretary. Mr. Anderson has deep expertise and experience in financial management, financial reporting, mergers and acquisitions, internal controls, and risk management. With a focus on Technology, Media and Telecommunications (TMT) markets, Mr. Anderson has been a strategic and trusted advisor to CEOs, Senior Executives, Board of Directors, and investors in these industries.

Most recently, Mr. Anderson was a partner with Mazars USA, an independent member firm of Mazars Group, an international accounting firm servicing clients in over 90 countries worldwide. In this role, Mr. Anderson worked closely with the top executives and investors of companies in the TMT markets ranging from start-ups to companies with multinational/divisional components and revenues in excess of $500 million. As an audit, tax and advisory partner in the TMT Group of Mazars, Mr. Anderson’s clients included companies engaged in online media (B2B and B2C), entertainment, gaming, events, trade shows, digital marketing/advertising, SaaS platforms, eCommerce, AI, lead generation, Tech-enabled services, cybersecurity, software and software development. In addition, Mr. Anderson was a key member of Mazars’ SEC Practice Group. For the last several years, Mr. Anderson has been an invited speaker at key media and technology industry conferences and has presented numerous educational webcasts on various technical issues including revenue recognition, share based compensation, and business combinations. Mr. Anderson is a certified public accountant (CPA) who holds a Bachelor of Science degree from Long Island University’s School of Professional Accountancy.

In connection with Mr. Anderson’s appointment as Chief Financial Officer and Secretary, Mr. Anderson will receive an annual base salary of $285,000 and will be eligible to participate in the Company’s benefit programs offered to senior management of the Company, subject to the eligibility requirements of such plans.

A press release announcing the foregoing matters is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Company Press Release dated October 11, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2021

ALLIED ESPORTS ENTERTAINMENT, INC.

By:	/s/ Libing (Claire) Wu
Libing (Claire) Wu, Chief Executive Officer

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